[AMERICAN BEACON SELECT FUNDS LOGO]


                   U.S. Government Money Market Select Fund
                        Supplement Dated June 5, 2009
        To the Statement of Additional Information dated March 1, 2009
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As of May 15, 2009, the U.S. Government Money Market Select Fund ceased investing its assets in the U.S. Government Money Market Portfolio of the Master Trust. Since that date, Fund assets are invested directly in investment securities, according to the investment policies and restrictions described in the Prospectus. All references to the Fund investing in a "master" fund or in the U.S. Government Money Market Portfolio of the Master Trust are deleted.


In the section titled "Trustees and Officers of the Select Trust and the Master Trust", Mr. Quinn's biographical description is supplemented at the beginning to include: "Executive Chairman (2009-Present), Chairman (2006-2009)".


In the section titled "Trustees and Officers of the Select Trust and the Master Trust", Mr. Needles' biographical description is inserted between those of Mr. Quinn and Ms. Behan as follows:

Gene L. Needles, Jr. (54)
  Executive Vice President     President, CEO and Director (2009-Present),
  since 2009                   American Beacon Advisors, Inc.; President (2008-
                               2009), Touchstone Investments; President (2003-
                               2007), CEO (2004-2007), Managing Director of
                               Sales (2002-2003), National Sales Manager
                               (1999-2002), and Regional Sales Manager (1993-
                               1999), AIM Distributors.


In the section titled "Trustees and Officers of the Select Trust and the Master Trust", each occurrence of the phrase "twenty-three funds" or "23 Funds" is replaced with the phrase: "nineteen funds" or "19 Funds".


In the sub-section titled "All Funds except the Index Funds" in the section titled "Investment Restrictions", the last paragraph is deleted.


The sub-section titled "Other Investment Company Securities" in the section titled "Other Information", a fifth sentence is inserted as follows:

   These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are itemized in the Fees and Expenses Table for each Fund in its prospectus.


In the first sentence of the Statement of Additional Information, the year is corrected to read: 2009.